EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 14, 2007	/s/ William F. Cutler, Jr.
(signature)

William F. Cutler, Jr.

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 14, 2007	/s/ Paul L. Johnson
(signature)

Paul L. Johnson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 9, 2007	/s/ Gary Gust
(signature)

Gary Gust

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 16, 2007	/s/ Richard L. Edgar
(signature)

Richard L. Edgar

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 13, 2007	/s/ K. Tim Bull
(signature)

K. Tim Bull

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 15, 2007	/s/ Donald VanSingel
(signature)

Donald VanSingel

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 13, 2007	/s/ Robert C. Humphreys
(signature)

Robert C. Humphreys
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 12, 2007	/s/ Jerry Arends
(signature)

Jerry Arends

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 17, 2007	/s/ Andrew Zamiara
(signature)

Andrew Zamiara

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 15, 2007	/s/ Frank G. Berris
(signature)

Frank G. Berris
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 9, 2007	/s/ Jon E. Pike
(signature)

Jon E. Pike

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Richard L. Edgar, James A. Bosserd, Linda R. Pitsch and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2006, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 8, 2007	/s/ Stuart Goodfellow
(signature)

Stuart Goodfellow

(type or print name)